Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	$5,251	$4,443	$9,694					(18)%	(7)%	(2)%	(2)%
US	3,250	3,562	6,812	3,477	10,289	3,556	13,845	3,453	2,591	6,044					(27)%	(11)%	—	—
Europe	868	954	1,822	916	2,738	929	3,667	883	865	1,748					(9)%	(4)%	(10)%	(7)%
JPAC	449	462	911	464	1,375	487	1,862	413	430	843					(7)%	(7)%	(2)%	—
Intercon	214	220	434	230	664	230	894	220	226	446					3%	3%	(6)%	(4)%
Emerging Markets	206	215	421	238	659	228	887	202	254	456					18%	8%	(6)%	(3)%
Other	24	21	45	20	65	24	89	80	77	157					*	*	—	—

% of Total Sales	2011							2012							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%					—	—
US	64.9%	65.5%	65.2%	65.1%	65.2%	65.2%	65.2%	65.8%	58.3%	62.3%					(720)	(290)
Europe	17.3%	17.6%	17.4%	17.1%	17.3%	17.0%	17.2%	16.8%	19.5%	18.1%					190	70
JPAC	9.0%	8.5%	8.7%	8.7%	8.7%	8.9%	8.8%	7.9%	9.7%	8.7%					120	—
Intercon	4.3%	4.0%	4.2%	4.3%	4.2%	4.2%	4.2%	4.2%	5.1%	4.6%					110	40
Emerging Markets	4.0%	4.0%	4.0%	4.4%	4.2%	4.2%	4.2%	3.8%	5.7%	4.7%					170	70
Other	0.5%	0.4%	0.5%	0.4%	0.4%	0.5%	0.4%	1.5%	1.7%	1.6%					130	110

*	in excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED JUNE 30, 2012

($ in millions)

QUARTER-TO-DATE	Net Sales		Analysis of % Change
	2012	2011	Total Change	Volume	Price	Foreign Exchange
US	$2,591	$3,562	(27)%	(32)%	5%	—
Europe	865	954	(9)%	5%	(4)%	(10)%
JPAC	430	462	(7)%	(3)%	(2)%	(2)%
Intercon	226	220	3%	6%	3%	(6)%
Emerging Markets	254	215	18%	24%	—	(6)%
Other	77	21	*	N/A	N/A	—

Total	$4,443	$5,434	(18)%	(19)%	3%	(2)%

YEAR-TO-DATE	Net Sales		Analysis of % Change
	2012	2011	Total Change	Volume	Price	Foreign Exchange
US	$6,044	$6,812	(11)%	(18)%	7%	—
Europe	1,748	1,822	(4)%	6%	(3)%	(7)%
JPAC	843	911	(7)%	(5)%	(2)%	—
Intercon	446	434	3%	4%	3%	(4)%
Emerging Markets	456	421	8%	12%	(1)%	(3)%
Other	157	45	*	N/A	N/A	—

Total	$9,694	$10,445	(7)%	(10)%	5%	(2)%

* in excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	$5,251	$4,443	$9,694					(18)%	(7)%
Cost of products sold	1,343	1,481	2,824	1,407	4,231	1,367	5,598	1,303	1,245	2,548					(16)%	(10)%
Marketing, selling and administrative	928	1,040	1,968	1,019	2,987	1,216	4,203	1,002	1,004	2,006					(3)%	2%
Advertising and product promotion	214	253	467	205	672	285	957	194	224	418					(11)%	(10)%
Research and development	935	923	1,858	973	2,831	1,008	3,839	909	962	1,871					4%	1%
Provision for restructuring, net	44	40	84	8	92	24	116	22	20	42					(50)%	(50)%
Litigation expense/(recoveries)	—	—	—	—	—	—	—	(172)	—	(172)					—	—
Equity in net income of affiliates	(82)	(62)	(144)	(71)	(215)	(66)	(281)	(57)	(53)	(110)					(15)%	(24)%
Other (income)/expense, net	(138)	(31)	(169)	(26)	(195)	26	(169)	23	(18)	5					(42)%	*

Total expenses	3,244	3,644	6,888	3,515	10,403	3,860	14,263	3,224	3,384	6,608					(7)%	(4)%

Earnings from Operations Before Income Taxes	$1,767	$1,790	$3,557	$1,830	$5,387	$1,594	$6,981	$2,027	$1,059	$3,086					(41)%	(13)%
Provision for income taxes	400	483	883	475	1,358	363	1,721	545	251	796					(48)%	(10)%

Net Earnings from Operations	$1,367	$1,307	$2,674	$1,355	$4,029	$1,231	$5,260	$1,482	$808	$2,290					(38)%	(14)%
Net Earnings Attributable to Noncontrolling Interest	381	405	786	386	1,172	379	1,551	381	163	544					(60)%	(31)%

Net Earnings from Operations Attributable to BMS	$986	$902	$1,888	$969	$2,857	$852	$3,709	$1,101	$645	$1,746					(28)%	(8)%

Earnings attributable to unvested restricted shares	(2)	(2)	(4)	(2)	(6)	(1)	(8)	(1)	—	(2)					(100)%	(50)%

Net Earnings used for Diluted EPS Calc	$984	$900	$1,884	$967	$2,851	$851	$3,701	$1,100	$645	$1,744					(28)%	(7)%

Diluted Earnings Attributable to BMS per Common Share**	$0.57	$0.52	$1.10	$0.56	$1.66	$0.50	$2.16	$0.64	$0.38	$1.02					(27)%	(7)%

Average Common Shares Outstanding - Diluted	1,714	1,722	1,718	1,715	1,717	1,712	1,717	1,706	1,701	1,704					(1)%	(1)%
Dividends declared per common share	$0.33	$0.33	$0.66	$0.33	$0.99	$0.34	$1.33	$0.34	$0.34	$0.68					3%	3%

% of Net Sales	2011							2012							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	73.2%	72.7%	73.0%	73.7%	73.2%	74.9%	73.6%	75.2%	72.0%	73.7%					(70)	70

Cost of products sold	26.8%	27.3%	27.0%	26.3%	26.8%	25.1%	26.4%	24.8%	28.0%	26.3%					70	(70)
Marketing, selling and administrative	18.5%	19.1%	18.8%	19.1%	18.9%	22.3%	19.8%	19.1%	22.6%	20.7%					350	190
Advertising and product promotion	4.3%	4.7%	4.5%	3.8%	4.3%	5.2%	4.5%	3.7%	5.0%	4.3%					30	(20)
Research and development	18.7%	17.0%	17.8%	18.2%	17.9%	18.5%	18.1%	17.3%	21.7%	19.3%					470	150
Total expenses	64.7%	67.1%	65.9%	65.8%	65.9%	70.8%	67.1%	61.4%	76.2%	68.2%					910	230

Earnings from Operations Before Income Taxes	35.3%	32.9%	34.1%	34.2%	34.1%	29.2%	32.9%	38.6%	23.8%	31.8%					(910)	(230)
Net Earnings from Operations Attributable to BMS	19.7%	16.6%	18.1%	18.1%	18.1%	15.6%	17.5%	21.0%	14.5%	18.0%					(210)	(10)

Other Ratios
Effective Tax Rate	22.6%	27.0%	24.8%	26.0%	25.2%	22.8%	24.7%	26.9%	23.7%	25.8%					(330)	100

Other (Income)/Expense, net	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$31	$32	$63	$40	$103	$42	$145	$42	$41	$83					28%	32%
Investment income	(21)	(25)	(46)	(23)	(69)	(22)	(91)	(36)	(22)	(58)					(12)%	26%
Intangible asset impairment	—	—	—	—	—	—	—	38	—	38					—	—
Gain on sale of product lines, businesses and assets	(9)	(2)	(11)	(25)	(36)	(1)	(37)	—	(3)	(3)					50%	(73)%
Other income from alliance partners	(22)	(41)	(63)	(44)	(107)	(33)	(140)	(46)	(83)	(129)					*	*
Pension curtailments and settlements	(3)	—	(3)	2	(1)	11	10		—	—					—	(100)%
Litigation charges/(recoveries)	(102)	(4)	(106)	1	(105)	80	(25)	—	22	22					*	*
Product liability charges	26	—	26	10	36	(5)	31	—	—	—					—	(100)%
Other	(38)	9	(29)	13	(16)	(46)	(62)	$25	27	52					*	*

	($138)	($31)	($169)	($26)	($195)	$26	($169)	$23	($18)	$5					(42)%	*

*	in excess of +/- 100%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 30, 2012

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$4,443	$5,434	(991)	(18)%	(132)	$4,575	(2)%	(16)%

Gross profit	3,198	3,953	(755)	(19)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	3,345	3,971	(626)	(16)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of sales	75.3%	73.1%

Marketing, selling and administrative	1,004	1,040	(36)	(3)%	36	1,040	3%	—
Marketing, selling and administrative excluding specified items (a)	999	1,030	(31)	(3)%	36	1,035	3%	—

Advertising and product promotion	224	253	(29)	(11)%	9	233	3%	(8)%

SG&A excluding specified items as a % of sales	27.5%	23.6%

Research and development	962	923	39	4%	19	981	2%	6%
Research and development excluding specified items (a)	917	873	44	5%	19	936	2%	7%

Research and development excluding specified items as a % of sales	20.6%	16.1%

YEAR-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$9,694	$10,445	(751)	(7)%	(170)	$9,864	(2)%	(5)%

Gross profit	7,146	7,621	(475)	(6)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	7,293	7,662	(369)	(5)%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of sales	75.2%	73.4%

Marketing, selling and administrative	2,006	1,968	38	2%	48	2,054	2%	4%
Marketing, selling and administrative excluding specified items (a)	1,993	1,954	39	2%	48	2,041	2%	4%

Advertising and product promotion	418	467	(49)	(10)%	11	429	2%	(8)%

SG&A excluding specified items as a % of sales	24.9%	23.2%

Research and development	1,871	1,858	13	1%	24	1,895	1%	2%
Research and development excluding specified items (a)	1,768	1,705	63	4%	23	1,791	1%	5%

Research and development excluding specified items as a % of sales	18.2%	16.3%

(a)	Refer to the Specified Items tab for detail of specified items.

*	Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED JUNE 30, 2012

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	741	1,865	(1,124)	(60)%	(2)	743	—	(60)%
Avapro/Avalide	117	251	(134)	(53)%	(5)	122	(2)%	(51)%
Eliquis	1	—	1	N/A	—	1	N/A	N/A
Abilify	711	706	5	1%	(20)	731	(3)%	4%
Reyataz	406	396	10	3%	(18)	424	(4)%	7%
Sustiva Franchise	388	371	17	5%	(12)	400	(3)%	8%
Baraclude	357	292	65	22%	(10)	367	(3)%	25%
Erbitux	179	173	6	3%	(1)	180	(1)%	4%
Sprycel	244	193	51	26%	(11)	255	(6)%	32%
Yervoy	162	95	67	71%	(4)	166	(4)%	75%
Orencia	290	228	62	27%	(6)	296	(3)%	30%
Nulojix	3	2	1	27%	—	3	N/A	27%
Onglyza/Kombiglyze	172	112	60	54%	(5)	177	(4)%	58%

Mature Products and All Other	672	750	(78)	(10)%	(39)	711	(5)%	(5)%

Total	4,443	5,434	(991)	(18)%	(132)	4,575	(2)%	(16)%

Total excluding Plavix and Avapro/Avalide	3,585	3,318	267	8%	(125)	3,710	(4)%	12%

YEAR-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	2,434	3,627	(1,193)	(33)%	(2)	2,436	—	(33)%
Avapro/Avalide	324	541	(217)	(40)%	(7)	331	(1)%	(39)%
Eliquis	1	—	1	N/A	—	1	N/A	N/A
Abilify	1,332	1,330	2	—	(28)	1,360	(2)%	2%
Reyataz	764	762	2	—	(24)	788	(3)%	3%
Sustiva Franchise	774	714	60	8%	(16)	790	(3)%	11%
Baraclude	682	567	115	20%	(9)	691	(2)%	22%
Erbitux	358	338	20	6%	(1)	359	—	6%
Sprycel	475	365	110	30%	(14)	489	(4)%	34%
Yervoy	316	95	221	*	(7)	323	(7)%	*
Orencia	544	427	117	27%	(8)	552	(2)%	29%
Nulojix	4	2	2	92%	—	4	N/A	92%
Onglyza/Kombiglyze	333	193	140	73%	(7)	340	(3)%	76%

Mature Products and All Other	1,353	1,484	(131)	(9)%	(47)	1,400	(3)%	(6)%

Total	9,694	10,445	(751)	(7)%	(170)	9,864	(2)%	(5)%

Total excluding Plavix and Avapro/Avalide	6,936	6,277	659	10%	(161)	7,097	(3)%	13%

*	In excess of +/- 100%
**	Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	5,011	5,434	10,445	5,345	15,790	5,454	21,244	5,251	4,443	9,694					(18)%	(7)%	(2)%	(2)%
Key Products
Plavix	1,762	1,865	3,627	1,788	5,415	1,672	7,087	1,693	741	2,434					(60)%	(33)%	—	—
Avapro/Avalide	290	251	541	216	757	195	952	207	117	324					(53)%	(40)%	(2)%	(1)%
Eliquis	—	—	—	—	—	—	—	—	1	1					N/A	N/A	N/A	N/A
Abilify (a)	624	706	1,330	691	2,021	737	2,758	621	711	1,332					1%	—	(3)%	(2)%
Reyataz	366	396	762	391	1,153	416	1,569	358	406	764					3%	—	(4)%	(3)%
Sustiva Franchise (b)	343	371	714	359	1,073	412	1,485	386	388	774					5%	8%	(3)%	(3)%
Baraclude	275	292	567	311	878	318	1,196	325	357	682					22%	20%	(3)%	(2)%
Erbitux	165	173	338	172	510	181	691	179	179	358					3%	6%	(1)%	—
Sprycel	172	193	365	211	576	227	803	231	244	475					26%	30%	(6)%	(4)%
Yervoy	—	95	95	121	216	144	360	154	162	316					71%	*	(4)%	(7)%
Orencia (c)	199	228	427	233	660	257	917	254	290	544					27%	27%	(3)%	(2)%
Nulojix	—	2	2	—	2	1	3	1	3	4					27%	92%	N/A	N/A
Onglyza/ Kombiglyze (d)	81	112	193	127	320	153	473	161	172	333					54%	73%	(4)%	(3)%

Mature Products and All Other (e)	734	750	1,484	725	2,209	741	2,950	681	672	1,353					(10)%	(9)%	(5)%	(3)%

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	2,162	2,236	4,398	2,114	6,512	1,972	8,484	1,991	958	2,949					(57)%	(33)%	—	—
Virology	997	1,075	2,072	1,080	3,152	1,158	4,310	1,077	1,165	2,242					8%	8%	(4)%	(3)%
Oncology	466	591	1,057	629	1,686	684	2,370	679	707	1,386					20%	31%	(3)%	(2)%
Neuroscience	631	714	1,345	698	2,043	742	2,785	627	716	1,343					—	—	(3)%	(2)%
Immunoscience	199	230	429	233	662	258	920	255	292	547					27%	28%	(3)%	(1)%
Metabolics	107	139	246	158	404	181	585	194	206	400					48%	63%	(3)%	(2)%
Other Therapeutic Areas	449	449	898	433	1,331	459	1,790	428	399	827					(11)%	(8)%	(7)%	(5)%

*	In excess of +/- 100%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Orencia SubQ was launched in Q4 2011. Includes SubQ sales of $15M in 2011, $46M for the three months ended June 30, 2012 and $77M for the six months ended June 30, 2012.
(d)	Includes Kombiglyze sales of $36M and $72M for the three and six months ended June 30, 2012 and $15M and $18M for the three and six months ended June 30, 2011 respectively.
(e)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	3,250	3,562	6,812	3,477	10,289	3,556	13,845	3,453	2,591	6,044					(27)%	(11)%
Key Products
Plavix	1,641	1,747	3,388	1,672	5,060	1,562	6,622	1,630	701	2,331					(60)%	(31)%	(45)%	(26)%
Avapro/Avalide	160	133	293	121	414	107	521	100	20	120					(85)%	(59)%	(82)%	(55)%
Abilify (a)	460	517	977	505	1,482	555	2,037	440	530	970					3%	(1)%	—	2%
Reyataz	181	189	370	184	554	206	760	187	196	383					4%	4%	(4)%	(2)%
Sustiva Franchise (b)	215	228	443	222	665	275	940	251	256	507					12%	14%	(2)%	—
Baraclude	48	51	99	51	150	57	207	55	59	114					16%	15%	10%	11%
Erbitux	162	167	329	168	497	175	672	173	173	346					4%	5%	N/A	N/A
Sprycel	61	68	129	78	207	87	294	93	90	183					32%	42%	37%	41%
Yervoy	—	95	95	109	204	118	322	117	121	238					27%	*	N/A	N/A
Orencia(c)	138	152	290	154	444	171	615	169	197	366					30%	26%	N/A	N/A
Nulojix	—	2	2	—	2	1	3	1	2	3					—	50%	N/A	N/A
Onglyza/Kombiglyze (d)	57	80	137	91	228	111	339	118	123	241					54%	76%	53%	65%

Mature Products and All Other (e)	127	133	260	122	382	131	513	119	123	242					(8)%	(7)%

Total excluding Plavix and Avapro/Avalide	1,449	1,682	3,131	1,684	4,815	1,887	6,702	1,723	1,870	3,593					11%	15%

	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,832	1,919	3,751	1,826	5,577	1,701	7,278	1,757	751	2,508					(61)%	(33)%
Virology	446	470	916	457	1,373	540	1,913	494	512	1,006					9%	10%
Oncology	249	356	605	377	982	409	1,391	407	409	816					15%	35%
Neuroscience	460	518	978	506	1,484	554	2,038	440	530	970					2%	(1)%
Immunoscience	138	154	292	154	446	171	617	170	199	369					29%	26%
Metabolics	64	84	148	98	246	116	362	123	127	250					51%	69%
Other Therapeutic Areas	61	61	122	59	181	65	246	62	63	125					3%	2%

*	In excess of +/- 100%
**	The estimated U.S. prescription change data provided throughout this report includes information only from the retail and mail order channels and does not reflect product demand within other channels such as hospitals, home health care, clinics, federal facilities including Veterans Administration hospitals, and long-term care, among others. The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit. As of December 31, 2011, SPRYCEL demand is based upon information from the Next-Generation Prescription Service (NGPS) version 2.0 of the National Prescription Audit provided by the IMS Health (IMS). The data is a product of each respective service providers’ own recordkeeping and projection processes and therefore subject to the inherent limitations of estimates based on sampling and may include a margin of error.
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement.

	2012		2011		% Change
	2nd Qtr	6 Months	2nd Qtr	6 Months	Qtr vs. Qtr	YTD vs. YTD
Abilify Net Sales As Reported	530	970	517	977	3%	(1)%
Contractual share change from 53.5% to 51.5%	21	38	43	82	N/A	N/A

Abilify Net Sales—Adjusted	551	1,008	560	1,059	(2)%	(5)%

(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(c)	Orencia SubQ was launched in Q4 2011. Includes SubQ sales of $15M in 2011, $44M for the three months ended June 30, 2012 and $75M for the six months ended June 30, 2012.
(d)	Includes Kombiglyze sales of $35M and $70M for the three and six months ended June 30, 2012 and $14M and $18M for the three and six months ended June 30, 2011 respectively.
(e)	Represents all other products sold in the U.S., including those which have lost their exclusivity in major markets.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	1,761	1,872	3,633	1,868	5,501	1,898	7,399	1,798	1,852	3,650					(1)%	—	(7)%	(5)%
Key Products
Plavix	121	118	239	116	355	110	465	63	40	103					(66)%	(57)%	(2)%	(1)%
Avapro/Avalide	130	118	248	95	343	88	431	107	97	204					(18)%	(18)%	(5)%	(2)%
Eliquis	—	—	—	—	—	—	—	—	1	1					N/A	N/A	N/A	N/A
Abilify (a)	164	189	353	186	539	182	721	181	181	362					(4)%	3%	(11)%	(8)%
Reyataz	185	207	392	207	599	210	809	171	210	381					1%	(3)%	(9)%	(7)%
Sustiva Franchise (b)	128	143	271	137	408	137	545	135	132	267					(8)%	(1)%	(8)%	(6)%
Baraclude	227	241	468	260	728	261	989	270	298	568					24%	21%	(3)%	(2)%
Erbitux	3	6	9	4	13	6	19	6	6	12					—	33%	(3)%	(2)%
Sprycel	111	125	236	133	369	140	509	138	154	292					23%	24%	(9)%	(6)%
Yervoy	—	—	—	12	12	26	38	37	41	78					N/A	N/A	N/A	N/A
Orencia	61	76	137	79	216	86	302	85	93	178					22%	30%	(9)%	(5)%
Nulojix	—	—	—	—	—	—	—	—	1	1					N/A	N/A	N/A	N/A
Onglyza/Kombiglyze	24	32	56	36	92	42	134	43	49	92					53%	64%	(15)%	(14)%

Mature Products and All Other (c)	607	617	1,224	603	1,827	610	2,437	562	549	1,111					(11)%	(9)%	(4)%	(2)%

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	330	317	647	288	935	271	1,206	234	207	441					(35)%	(32)%	(4)%	(2)%
Virology	551	605	1,156	623	1,779	618	2,397	583	653	1,236					8%	7%	(6)%	(4)%
Oncology	217	235	452	252	704	275	979	272	298	570					27%	26%	(7)%	(5)%
Neuroscience	171	196	367	192	559	188	747	187	186	373					(5)%	2%	(11)%	(7)%
Immunoscience	61	76	137	79	216	87	303	85	93	178					22%	30%	(9)%	(6)%
Metabolics	43	55	98	60	158	65	223	71	79	150					44%	53%	(8)%	(5)%
Other Therapeutic Areas	388	388	776	374	1,150	394	1,544	366	336	702					(13)%	(10)%	(5)%	(4)%

*	In excess of +/- 100%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS

(Unaudited, amounts in millions except per share data)

	2011							2012
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,668	$3,953	$7,621	$3,938	$11,559	$4,087	$15,646	$3,948	$3,198	$7,146
Specified items (a)	23	18	41	19	60	15	75	—	147	147
Gross profit excluding specified items	$3,691	3,971	7,662	$3,957	$11,619	$4,102	$15,721	$3,948	3,345	7,293

Marketing, selling and administrative	928	1,040	1,968	1,019	2,987	1,216	4,203	1,002	1,004	2,006
Specified items (a)	(4)	(10)	(14)	(5)	(19)	(10)	(29)	(8)	(5)	(13)
Marketing, selling and administrative excluding specified items	924	1,030	1,954	1,014	2,968	1,206	4,174	994	999	1,993

Research and development	935	923	1,858	973	2,831	1,008	3,839	909	962	1,871
Specified items (a)	(103)	(50)	(153)	(82)	(235)	—	(235)	(58)	(45)	(103)
Research and development excluding specified items	832	873	1,705	891	2,596	1,008	3,604	851	917	1,768

Other (income)/expense	(138)	(31)	(169)	(26)	(195)	26	(169)	23	(18)	5
Specified items (a)	76	—	76	2	78	(68)	10	(69)	(23)	(92)
Other (income)/expense excluding specified items	(62)	(31)	(93)	(24)	(117)	(42)	(159)	(46)	(41)	(87)

Effective Tax Rate	22.6%	27.0%	24.8%	26.0%	25.2%	22.8%	24.7%	26.9%	23.7%	25.8%
Specified items (a)	3.4%	0.9%	2.1%	0.4%	1.5%	2.1%	1.6%	(0.2)%	1.6%	0.3%
Effective Tax Rate excluding specified items	26.0%	27.9%	26.9%	26.4%	26.7%	24.9%	26.3%	26.7%	25.3%	26.1%

(a)	Refer to the Specified Items tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

($ in millions)

	2011							2012
Dollars in Millions	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Cost of products sold*	$23	$18	$41	$19	$60	$15	$75	—	$147	$147

Marketing, selling and administrative**	4	10	14	5	19	10	29	8	5	13

Upfront, milestone and other licensing payments	88	50	138	69	207	—	207	—	—
IPRD impairment	15	—	15	13	28	—	28	58	45	103

Research and development	103	50	153	82	235	—	235	58	45	103

Provision for restructuring	44	40	84	8	92	24	116	22	20	42

Litigation expense/(recoveries)	—	—	—	—	—	—	—	(172)	—	(172)

Gain on sale of product lines, businesses and assets	—	—	—	(12)	(12)	—	(12)	—	—	—
Pension curtailments and settlements	—	—	—	—	—	13	13	—	—	—
Acquisition related items	—	—	—	—	—	—	—	12	1	13
Litigation charges/(recoveries)	(102)	—	(102)	—	(102)	80	(22)	—	22	22
Product liability charges	26	—	26	10	36	(5)	31	—	—	—
Intangible asset impairment	—	—	—	—	—	—	—	38	—	38
Loss on debt repurchase	—	—	—	—	—	—	—	19	—	19
Upfront, milestone and other licensing receipts	—	—	—	—	—	(20)	(20)	—	—	—

Other (income)/expense	(76)	—	(76)	(2)	(78)	68	(10)	69	23	92

Increase/(Decrease) to pretax income	98	118	216	112	328	117	445	(15)	240	225

Income tax on items above	(28)	(34)	(62)	(37)	(99)	(37)	(136)	8	(77)	(69)
Specified tax (benefit)/charge***	(56)	(15)	(71)	—	(71)	(26)	(97)	—	—

Income taxes	(84)	(49)	(133)	(37)	(170)	(63)	(233)	8	(77)	(69)

Increase/(Decrease) to net earnings	$14	$69	$83	$75	$158	$54	$212	($7)	$163	$156

*	Specified items in cost of products sold include accelerated depreciation, asset impairment and other shutdown costs.
**	Specified items in marketing, selling and administrative include process standardization implementation costs.
***	The 2011 specified tax benefit relates to releases of tax reserves that were specified in prior periods.

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Cash and cash equivalents	$3,405	$3,665	$4,471	$5,776	$2,307	$2,801
Marketable securities—current	3,388	4,005	3,722	2,957	2,722	2,236
Marketable securities—long term	3,065	2,734	2,819	2,909	3,585	3,732

Cash, cash equivalents and marketable securities	9,858	10,404	11,012	11,642	8,614	8,769
Short-term borrowings	135	187	182	115	145	236
Long-term debt	5,276	5,332	5,437	5,376	5,270	5,209

Net cash position	$4,447	$4,885	$5,393	$6,151	$3,199	$3,324

BRISTOL-MYERS SQUIBB COMPANY

2012 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

The GAAP financial results for the full year 2012 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, impairment charges, milestone payments and recoveries relating to significant legal proceedings. The GAAP financial results for the full year 2012 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for in-process research and development and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Second Quarter of 2012, July 25, 2012 including “2012 Guidance” and “Use of Non-GAAP Financial Information” therein.

Bristol-Myers Squibb is adjusting its 2012 GAAP EPS guidance range of $1.90 to $2.00 to $1.78 to $1.88. This GAAP EPS guidance does not include the impact of the planned acquisition of Amylin, or of the new collaboration agreement with AstraZeneca relating to certain Amylin assets.

The Company is also confirming its non-GAAP EPS guidance range of $1.90 to $2.00. This non-GAAP EPS guidance includes the expected negative impact of $0.03 per share related to the acquisition of Amylin and the new collaboration agreement with AstraZeneca. There is no reasonably accessible or reliable comparable GAAP measure for this non-GAAP EPS information related to the planned Amylin transactions. The Company is not updating its line-item guidance at this time.

This guidance does not include the impact of any potential strategic acquisition and divestitures, or any specified items that have not yet been identified and quantified. The non-GAAP 2012 guidance also excludes specified items as discussed under “Use of Non-GAAP Financial Information.” The estimated non-GAAP EPS impact of the planned Amylin acquisition and new AstraZeneca collaboration agreement excludes amortization of acquired intangible assets, restructuring costs and other costs associated with the transactions. Details reconciling adjusted non-GAAP amounts with the amounts reflecting specified items are provided in supplemental materials available on the Company’s website.